Exhibit 99.1

D.A. Davidson’s 26 th Annual Financial Institutions Conference May 8 - 10, 2024 Los Angeles New York/ New Jersey Virginia Chicago Dallas Houston San Francisco San Diego

Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating and financial performance, financial position and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, financial condition and results of operations, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, economic uncertainty and changes in economic conditions, inflation, the continuing impact of the COVID - 19 pandemic on our business and results of operations, fluctuations in interest rate and credit risk, competitive pressures, the ability to succeed in new markets, balance sheet management, liquidity and sources of funding, the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio, increased assessments by the Federal Deposit Insurance Corporation, risk of natural disasters, a failure in or breach of our operational or security systems or infrastructure, including cyberattacks, the adequacy of and changes in the methodology of calculating our allowance for credit losses, and other operational factors . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated January 23 , 2024 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission (“SEC”) . The Company disclaims any obligation to update or revise the forward - looking statements herein . 2 Forward - Looking Statements

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, and tangible common equity per share . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation . 3 Non - GAAP Financial Information

5 – 9 Overview & highlights 10 – 23 Loan portfolio 24 – 25 Deposit portfolio 26 – 30 Margin, fee income, expenses 31 – 35 Asset quality 36 – 37 Securities & liquidity 38 – 39 Capital management 40 – 43 Corporate Sustainability 44 – 49 Appendix 4 Table of Contents

Hanmi Franchise at a Glance Loans $6.2B Deposits $6.4B TCE/TA (2) Ratio 9.23% Second Largest Korean - American Bank in the U.S. • Founded in 1982 in Los Angeles, as the first Korean - American bank • 35 full - service branches and 8 loan production offices across 9 states • Focused on MSAs with high Asian - American and multi - ethnic populations • Strong track record of growth • Well capitalized, significantly above regulatory requirements (1) CAGR based on the average loan growth between 2013, when new executive management was appointed, and 2023 (2) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Loan Growth (1) 10.7% TBVPS (2) $22.86 As of 1Q24 Total Assets $7.5B Experienced Bankers with Deep Community Ties 3 2 1 1 1 1 7 1 1 Branch Loan Production Office (LPO) 1 22 2 5

Previous Experience Hanmi Experience (Years) Banking Experience (Years) Position Name BBCN Bancorp, Shinhan Bank America, Nara Bank 11 38 President & CEO Bonnie Lee Opus Bank, First California Financial Group 9 33 SEVP, Chief Financial Officer Romolo Santarosa BBCN Bancorp 11 30 SEVP, Chief Banking Officer Anthony Kim Pacific Western Bank, FDIC 9 28 EVP, Chief Credit Officer Matthew Fuhr East West Bank 10 36 EVP, Chief Credit Risk Officer Mike Park East West Bank, Nara Bank, Wilshire Bank, First American Bank 10 41 EVP, Chief SBA Lending Officer Anna Chung Columbia Bank, American Marine Bank, First Capital Bank of Texas 6 22 EVP, Chief Technology Officer Navneeth Naidu Pacific Western Bank, Unify Financial Federal Credit Union 5 25 EVP, Chief Risk Officer Michael Du Bank of the West, Arthur Anderson 2 26 SVP, Chief Accounting Officer Joseph Pangrazio 6 Management Team

The Hanmi Timeline 1982 - First Korean American Bank in the U.S. 1988 - Began offering SBA loans - Acquired First Global Bank 2001 - Listed HAFC common stock 2004 - Acquired Pacific Union Bank ($1.2 billion in assets) 2007 - Completed $70 million secondary common stock offering 2013 - C.G. Kum appointed as the new CEO - Bonnie Lee appointed as the new COO 2014 - Acquired Central Bancorp, Inc. ($1.3 billion in assets) 2016 - Acquired Commercial Equipment Leasing Division ($228 million in assets) 2017 - Assets surpassed $5 billion - Opened a Manhattan, NY branch 2019 - Bonnie Lee appointed as the new CEO 2022 - Assets surpassed $7 billion - Celebrated 40 th Anniversary - Nasdaq Closing Bell Ceremony For over 40 years, we have been dedicated to helping our stakeholders bank on their dreams . 7 2020 - Launch of USKC (1) - Revitalization of Mortgage Lending (1) U.S. subsidiaries of Korean Corporations 2018 - Opened Chinatown branch in Houston, Texas

Why Hanmi? • Strong average loan growth reflecting an 11% CAGR since 2013 • Significant progress reducing CRE concentration from 85% of the total portfolio, at December 31, 2013 to 63%, at March 31, 2024, through portfolio diversification that includes equipment finance, RRE, and multi - family • Allowance for credit losses to loans was 1.11% at March 31, 2024 and nonperforming assets were 0.19% of total assets • Strong average deposit growth reflecting a 10% CAGR since 2013 • Average noninterest - bearing deposit at $1.9 billion, represents 30% of average deposits at March 31, 2024 year - to - date, and reflects a 10% CAGR since 2013 • Business deposits represent 51% of total deposits at March 31, 2024 Premier Deposit Franchise Diversified Loan Portfolio and Disciplined Credit Administration 8 Strong Culture and Corporate Sustainability Prudent Capital Management • Cash dividend of $0.25 per share, demonstrating management’s confidence in the Company’s performance • Tangible common equity to tangible assets (1) was 9.23% at the end of the first quarter. Common equity tier 1 capital ratio was 12.05% and total capital ratio was 15.20% • Bank remains well - capitalized and Company exceeds minimum capital requirements at March 31, 2024 • Hanmi Financial Corporation received highest ISS ESG designation in Governance in 2022 (2) • $7.5 million long - term commitment to a Community Reinvestment Act fund (2) • 426 Hanmi Bank Dream Scholarships awarded to support at - risk youth program (2) (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide (2) Based on the 2023 Hanmi ESG Report (published on April 2023)

1Q24 Highlights Diluted EPS $0.50 ROAA 0.81% NIM 2.78% Efficiency Ratio 62.42% TBVPS (1) $22.86 Net Income $15.2M • Net income was $15.2 million, or $0.50 per diluted share, down 18.6% from $18.6 million, or $0.61 per diluted share, for the prior quarter » Net interest income was $50.7 million, down 4.7% from the prior quarter » Noninterest income was $7.7 million, up 15.8% from the prior quarter » Noninterest expense was $36.4 million, up 3.5% from the prior quarter » Efficiency ratio was 62.42%, compared with 58.86% for the prior quarter • Loans receivable were $6.18 billion, consistent with the prior quarter » Loan production was $234.0 million with a weighted average interest rate of 8.02% • Deposits were $6.38 billion, up 1.5% from the prior quarter, with noninterest - bearing demand deposits representing 30.3% of total deposits » Cost of interest - bearing deposits was 4.16%, up 33 basis points from the prior quarter • Credit loss expense was $0.2 million; allowance for credit losses to loans was 1.11% at March 31, 2024 • Tangible common equity to tangible assets (1) was 9.23%, Common equity tier 1 capital ratio was 12.05% and total capital ratio was 15.20% ROAE 7.90% (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide 9

Loan Production

Loan production of $234 million for 1Q24 reflected balanced contribution from nearly all business lines, and an 8 basis point decrease in the weighted average interest rate on new production.



7.19%
7.39%
7.80%
8.10%
8.02%
Weighted average interest rate on new production
($ in millions)
$303.6
11%
32%
23%
9%
25%
$259.3
12%
39%
20%
13%
16%
$336.3
11%
16%
21%
20%
32%
$389.5
12%
14%
15%
13%
46%
$234.0
12%
23%
17%
22%
26%
1Q23
2Q23
3Q23
4Q23
1Q24
CRE
C&I
Equipment Finance
RRE(1)
SBA(2,3)

- Commercial real estate loan production was $60.1 million and Residential mortgage[1] loan production was $53.1 million.
- Commercial and industrial loan production was $50.8 million and equipment finance production was $39.2 million for the first quarter.
- SBA[2,3] loan production was $30.8 million for the first quarter.

(1) Residential mortgage includes $2.0 million, $0.0, $0.0, $0.0, and $0.3 million of consumer loans for 1Q23, 2Q23, 3Q23, 4Q23, and 1Q24, respectively

(2) $34.5 million, $30.9 million, $36.1 million, $48.4 million, and $30.8 million of SBA loan production includes $22.6 million, $19.4 million, $17.6 million, $20.2 million, and $12.2 million of loans secured by CRE and the remainder representing C&I as of 1Q23, 2Q23, 3Q23, 4Q23, and 1Q24, respectively

(3) Production includes purchases of guaranteed SBA loans of $9.7 million, and $10.2 million for 4Q23, and 1Q24, respectively.

Hanmi Financial Corporation
10

Average Loan Trend $4,039 $3,423 $2,902 $2,441 $2,157 $4,456 $4,508 $4,685 $4,795 $5,597 $5,968 $6,138 2013 2014 2015 2016 2021 2022 2023 2024 YTD 2017 2018 2019 2020 Average Loans Receivable Strong average loan growth reflecting an 11% CAGR since 2013. ($ in millions) 11

Successful Portfolio Diversification Strategy 12 Loan Composition (as of March 31, 2024) Loan Composition (as of December 31, 2013) $2.23 Billion $6.18 Billion (1) RRE includes Consumer loans (2) $144.5 million or 7.6% and $111.7 million or 2.9% of the CRE portfolio is unguaranteed SBA loans at December 31, 2013 and March 31, 2024, respectively (3) $7.0 million or 3.1% and $47.7 million or 6.2% of the C&I portfolio is unguaranteed SBA loans at December 31, 2013 and March 31, 2024, respectively Equipment Finance – 9% (1) RRE – 5% RRE – (1) 16% (2) CRE – 63% C&I (3 – ) 12% (2) CRE – 85% (3) C&I – 10% Significant progress reducing CRE concentration from 85% of total portfolio to 63%.

Loan Portfolio

$6.2 Billion Loan Portfolio
(as of March 31, 2024)

Commercial Real Estate (CRE)[1,2] Portfolio	
Outstanding ($ in millions)	$3,879
1Q24 Average Yield	5.70%

Residential Real Estate (RRE)[3] Portfolio	
Outstanding ($ in millions)	$970
1Q24 Average Yield	5.17%

Commercial & Industrial (C&I)[1] Portfolio	
Outstanding ($ in millions)	$775
1Q24 Average Yield	8.90%

Equipment Finance Portfolio	
Outstanding ($ in millions)	$554
1Q24 Average Yield	5.93%



Equipment Finance - 9%
C&I - 12%
RRE[3] - 16%
CRE[2] Construction - 2%
CRE[2,5] Multifamily - 7%
CRE[2] Owner - 12%
CRE Investor (non-owner)[2] - 42%

CRE[2] Investor (non-owner)	
# of Loans	871
Weighted Average Loan-to-Value Ratio[4]	49.8%
Weighted Average Debt Coverage Ratio[4]	2.07x

CRE[2] Owner Occupied	
# of Loans	732
Weighted Average Loan-to-Value Ratio[4]	47.1%
Weighted Average Debt Coverage Ratio[4]	2.71x

CRE[2] Multifamily	
# of Loans	154
Weighted Average Loan-to-Value Ratio[4]	55.0%
Weighted Average Debt Coverage Ratio[4]	1.58x

Note: Numbers may not add due to rounding

(1) Includes syndicated loans of $294.1 million in total commitments ($237.2 million disbursed) across C&I ($229.7 million committed and $172.8 million disbursed) and CRE ($64.4 million committed and disbursed)

(2) Commercial Real Estate (CRE) is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner occupied property is where the borrower owns the property and also occupies it. The primary source of repayment is the cash flow from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.

(3) Residential real estate is a loan (mortgage) secured by a single family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $1.5 million of HELOCs and $5.3 million in consumer loans

(4) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently

(5) $51.3 million, or 12.3%, of the CRE multifamily loans are located in the rent-controlled New York City

Hanmi Financial Corporation 13

Loan Portfolio Diversification Loan portfolio is well diversified across collateral and industry types; CRE represents 63% of the total portfolio and C&I, excluding Equipment Finance Agreements, represents 12%. CRE Portfolio (1) $3.9B C&I Portfolio (2) $775M Retail – 28% Hospitality – 19% Office – 15% Industrial – 10% Multifamily – 10% Gas Station – 6% Construction 3% Mixed Use – 3% Other – 6% Manufacturing - 26% 14 Finance & Insurance - 14% Wholesale Trade - 7% Retail Trade - 7% Healthcare - 7% Real Estate Rental & Leasing - 4% Other - 35% (1) $111.7 million, or 2.7%, of the CRE portfolio are unguaranteed SBA loans (2) $47.7 million, or 6.2%, and $28.8 million, or 3.7%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively

CRE Portfolio Geographical Exposure CRE Composition by State $3,879 Multifamily by State $417 Construction by State $106 Owner Occupied by State $767 Investor (Non - owner Occupied) by State $2,589 California – $2,573 67% Texas – $397 10% New York – $213 5% Illinois – $86 2% Other – $610 16% California – $206 50% Texas - $101 24% New York – $81 19% Illinois – $14 3% Other – $15 4% California – $64 60% New York – $18 17% Other – $24 23% California - $461 60% New York – $9 1% Texas – $43 6% Illinois – $15 2% Other – $239 31% California - $1,843 71% 15 Texas – $254 10% New York – $106 4% Illinois – $57 2% Other – $329 13% ($ in millions) ($ in millions)

Loan Portfolio Distribution

CRE

($ in millions)

	Owner Occupied	Non-owner Occupied	Multifamily	Construction [1]
Total Balance	$767	$2,589	$417	$106
Average	$1.05	$2.97	$2.71	$9.59
Median	$0.33	$1.12	$1.09	$1.99
Top Quintile Balance [3]	$579	$1,847	$302	$59
Top Quintile Loan Size	$1.2 or more	$3.7 or more	$2.5 or more	$18.3 or more
Top Quintile Average	$3.99	$10.74	$9.75	$29.55
Top Quintile Median	$2.15	$6.87	$4.23	$29.55

C&I

($ in millions)

	Term [2]	Lines of Credit [2]
Total Balance	$366	$409
Average	$0.35	$0.68
Median	$0.06	$0.05
Top Quintile Balance [3]	$321	$358
Top Quintile Loan Size	$0.1 or more	$0.6 or more
Top Quintile Average	$1.57	$4.12
Top Quintile Median	$0.26	$1.43

Residential Real Estate & Equipment Finance

($ in millions)

	Residential Real Estate	Equipment Finance
Total Balance	$970	$554
Average	$0.53	$0.05
Median	$0.46	$0.03
Top Quintile Balance [3]	$399	$283
Top Quintile Loan Size	$0.7 or more	$0.1 or more
Top Quintile Average	$1.11	$0.12
Top Quintile Median	$0.91	$0.10

(1) Represents the total outstanding amount. Advances require authorization and disbursement requests, depending on the progress of the project and inspections. Advances are non-revolving and are made throughout the term, up to the original commitment amount

(2) Term loans are a commitment for a specified term. Majority of the Lines of Credit are revolving, including commercial revolvers, with some non-revolvers (sub-notes and working capital tranches)

(3) Top quintile represents top 20% of the loans

Hanmi Financial Corporation

16

<1 Year 1 - 3 Years >3 Years Total Real estate loans $ 1,091.1 $ 629.4 $ 311.4 $ 150.3 Retail 740.2 313.3 193.2 233.7 Hospitality 575.8 178.7 342.6 54.5 Office 1,367.4 724.8 473.4 169.2 Other 3,774.5 1,846.2 1,320.6 607.7 Commercial Property 104.2 2.0 38.8 63.4 Construction 970.4 965.1 0.1 5.2 RRE / Consumer 4,849.0 2,813.3 1,359.5 676.3 Total Real Estate Loans 774.9 223.9 241.0 309.9 C&I (1) 554.0 318.0 203.6 32.3 Equipment Finance $ 6,177.8 $ 3,355.2 $ 1,804.1 $ 1,018.5 Loans receivable 17 Loan Portfolio Maturities ($ in millions) Note: numbers may not add due to rounding (1) $279.1 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year

USKC[1] Loans & Deposits

USKC portfolio represented $833.8 million in loans, or 14% of the loan portfolio and $847.5 million in deposits, or 13% of the deposit portfolio. USKC CRE portfolio had a weighted average debt coverage ratio[2] of 1.85x and weighted average loan-to-value[2] of 54.6%.

USKC Loans – Top 10 Industries (as of 1Q24)


Real Estate Investment 30%
Auto Part Manufacturer 26%
Hotel 19%
Food 5%
Education 3%
Electronics/Home Appliances 3%
Steel 3%
Golf Course 2%
Computer Equipment 2%
Transportation 2%
Other 5%

USKC Deposits – Top 10 Industries (as of 1Q24)


Auto Part Manufacurer 22%
Electronics/Home Appliances 12%
Steel 12%
RE Investment/Leasing 7%
Food 6%
All Other Financial Investment Activities 5%
Research and Development 3%
IT 3%
Electrical Auto Parts 3%
Foreign Financial Information 3%
Other 24%

USKC Loans by Product ($ in millions)


CRE
C&I
$764
$732
$720
$764
$834
25%
23%
20%
20%
24%
75%
77%
80%
80%
76%
1Q23
2Q23
3Q23
4Q23
1Q24

USKC Deposits by Product[3] ($ in millions)


Demand Noninterest-bearing
Money Market & Savings
$565
$688
$795
$819
$848
32%
46%
49%
54%
62%
60%
49%
46%
41%
34%
1Q23
2Q23
3Q23
4Q23
1Q24

(1) U.S. subsidiaries of Korean Corporations
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently
(3) Time deposits, not illustrated, represent the remainder to add to 100%.

Hanmi Financial Corporation
18

Office Loan Portfolio The CRE office portfolio (1) was $575.8 million (3) at March 31, 2024, representing 9% of the total loan portfolio. 81% 12% 3% Remaining = 3% 1% Portfolio by State • Average balance and median balance of the portfolio were $4.5 million and $1.0 million, respectively • Weighted average debt coverage ratio (2) of the segment was 2.03x • Weighted average loan to value (2) of the segment was 56.29% • $57.9 million, or 10.1%, of the office loans are located in the Central Business District (CBD) (4) ; all are current with $52.4 million at an adjustable rate of interest and the remainder at a fixed rate of interest • No delinquent loans • Criticized loans represented 1.53% of the office portfolio Rate Distribution (1) Segment represents exposure in CRE and excludes $18.3 million in construction. 7.7% of the portfolio is owner occupied (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (3) SBA CRE office loans were $7.3 million, or 1.3% of total office loans, at March 31, 2024 (4) Central Business Districts (CBD) include Los Angeles and Minneapolis 66% 34% Fixed Variable 19

Resort – 6% 20 Airport – 7% Metropolitan – 52% (2) Destination / Suburban – 32% (2) Hospitality Segment Hospitality segment represented $740.2 million (3) , or 12% of the loan portfolio, at March 31, 2024. Convention Center – 3% (1) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (2) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas (3) SBA loans in the hospitality segment were $19.4 million, or 2.6% of total hospitality loans, at March 31, 2024 • Average balance and median balance of the segment (excluding construction) were $3.9 million and $1.0 million, respectively • Weighted average debt coverage ratio (1) of the segment was 2.2x • Weighted average loan to value (1) of the segment was 51% • $1.9 million, or 0.26%, of the hospitality segment was criticized at March 31, 2024 • Segment includes two nonaccrual loans for $292 thousand - one in the metropolitan (2) area in Texas, and one in the suburban/destination areas in Tennessee

Retail Segment Retail segment represented $1.1 billion (2) , or 18% of the loan portfolio, at March 31, 2024. (1) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (2) SBA loans in the retail segment are $53.8 million, or 4.9% of total retail loans, at March 31, 2024 • Average balance and median balance of the segment were $1.5 million and $0.7 million, respectively • Weighted average debt coverage ratio (1) of the segment was 2.02x • Weighted average loan to value (1) of the segment was 47.30% • $8.0 million, or 0.73%, of the retail segment was criticized at March 31, 2024 • $0.6 million, or 0.05%, of the retail segment was on nonaccrual status at March 31, 2024 California 73% 21 Texas 13% Illinois 2% Georgia 3% Other 9%

Residential Real Estate Portfolio Jumbo Non - QM - 6% (2) QM - 2% (3) Non - QM - 92% Non - QM Jumbo Non - QM QM 22 The RRE (1) portfolio was $970.4 million at March 31, 2024, representing 16% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43% and minimum FICO scores of 680. (1) RRE includes $1.5 million of Home Equity Line of Credit (HELOC) and $5.3 million in consumer loans (2) QM loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules • 26.9% of the Residential Real Estate portfolio is fixed and 73.1% is variable. Of the variable mortgage portfolio, 14.4% is expected to reset after 12 months and 85.6% within the next 12 months • Total delinquencies are 0.06% of the residential portfolio, consisting of 0.04% within 30 - 59 and 0.02% in 60 - 89 days delinquency categories (4)

Equipment Finance Portfolio Equipment finance portfolio represented $554.0 million, or 9% of the loan portfolio, at March 31, 2024. Transportation, 27% Construction, 15% Waste Management, 13% Manufacturing, 12% Professional Services, 6% Healthcare, 4% Wholesale Trade, 4% Retail Trade, 4% Other, (1) 15% 8% 7% 6% 5% 4% 3% Trucks Earth Moving Machine Tools Software Trailers General Construction Printing 3% Medical/Dental 3% Material Handling 25% Other 36% Portfolio by Industry Portfolio by Equipment Portfolio by State 14% 23 9% 4% 8% 6% 4% 3% 3% Remaining = 45% 4% (1) Other includes agriculture and other services of 3% and 3%, respectively

31% 31% 30% 33% 30% 29% 27% 34% 41% 45% 35% 30% 69% 69% 70% 67% 70% 71% 73% 66% 59% 55% 65% 70% $2,391 $2,872 $3,503 $3,608 $4,160 $4,461 $4,691 $5,560 $4,946 $5,950 $6,191 $6,331 2013 2014 2015 2022 2023 2024 YTD 2016 2017 2018 Noninterest - bearing deposits 2019 2020 2021 Interest - bearing deposits ($ in millions) Strong deposit growth reflecting a 10% CAGR since 2013. Average noninterest - bearing deposits have grown by 10% CAGR since 2013, and now represents 30% of total deposits. 24 Average Deposit Trend

2.73% 3.25% 3.53% 3.83% 4.16% 2Q23 3Q23 4Q23 Average Balance of Interest - bearing Deposits Interest - bearing Deposit Costs $3,787 $3,966 $4,135 $4,174 $4,409 1Q23 1Q24 Deposit Base Noninterest - bearing demand deposits represented 30% of total deposits at March 31, 2024. Estimated uninsured deposit liabilities were 40% of the total deposit liabilities. Brokered deposits remained low, at less than 1% of the deposit base. Note: Numbers may not add due to rounding Deposits ($ in millions) Deposits (as of 1Q24) Average Interest - bearing Deposits ($ in millions) Business $3,283 51% Personal $3,093 49% ($ in millions) 38% 32% 30% 2% 1% 1% 22% 25% 25% 1% 2% 35% 35% 28% 29% $6,37 $6,281 $6,260 $6,316 $6,201 24% 23% 23% 21% 21% 16% 16% 16% 17% 17% 6 1Q23 2Q23 3Q23 4Q23 1Q24 Time <= $250K Money Market & Savings Demand Noninterest - bearing Time > $250K Demand Interest - bearing 25

Net Interest Income | Net Interest Margin Net interest income for the first quarter was $50.7 million and net interest margin (taxable equivalent) was 2.78%, both down from the previous quarter due to the higher cost of interest - bearing deposits. ($ in millions) 2.92% 0.10% 0.03% - 0.30% 0.03% 2.78% 4Q23 Loans Other earning assets IB - deposits FHLB Borrowings & other IB liabilities Decrease 1Q24 NIM Increase $57.9 $55.4 $54.9 $53.1 $50.7 3.28% 3.11% 3.03% 2.92% 2.78% 1Q23 2Q23 3Q23 4Q23 1Q24 Net Interest Income NIM 26

Net Interest Income Sensitivity 28% of the loan portfolio reprices within 1 - 3 months. $123.2 $357.5 $495.8 $764.8 $978.5 $321.1 $1,734.4 $140.1 $346.0 $337.3 $486.3 $452.4 $94.9 $1,857.6 $635.9 $1,110.8 $1,315.8 $807.4 ≤3 Months >3 - 5 Years >5 Years >3 - 12 Months >1 - 2 Years Fixed >2 - 3 Years Variable Loans – Months to Reset / Maturity (1) ( . $ in millions) Fed Funds Rate & Cost of CDs $75.1 $75.0 $13.2 $397.6 $503.2 $1,016.9 $402.4 $472.7 $578.2 $1,030.1 $402.4 4.44% 4.82% 4.98% 4.59% 2Q24 1Q25 3Q24 Wholesale 4Q24 Retail ($ in millions) 2Q23 3Q23 4Q23 Deposits – CD Maturities 5.00% 5.25% 5.50% 5.50% 5.50% 3.31% 3.70% 3.95% 4.24% 4.66% 1Q23 1Q24 Fed Funds Rate (3) Cost of CDs (2) Cost of CDs (4) Numbers may not add due to rounding (1) Includes loans held for sale (2) Cost of CDs and interest bearing - deposits for the month of March 2024 was 4.70% and 4.20%, respectively (3) Fed funds rate represent the rate at the end of the quarter (4) Represent weighted average contractual rates 27

43% $2.5 24% $1.4 12% $0.7 5% $0.3 16% $0.9 Service charges on deposit accounts Trade finance and other service charges and fees Servicing income Bank - owned life insurance All other operating income Noninterest Income SBA 7(a) Loan Production and Sales ($ in millions) $34.5 $30.9 $36.1 $48.4 $30.8 $29.7 $19.9 $21.0 $29.9 $25.6 7.85% 7.75% 6.84% 6.17% 7.23% 1Q23 2Q23 3Q23 SBA Loan Sales SBA Production 4Q23 1Q24 SBA Trade Premium Noninterest income for the first quarter was $7.7 million, up 16% from the previous quarter, which included a $0.4 million gain on the sale of mortgage loans in the first quarter. Noninterest Income 1Q24 Service Charges and Fees ($ in millions) ($ in millions) $6.5 $6.7 $5.3 $5.8 $1.9 $1.2 $1.2 $1.4 ($1.9) $8.3 $7.9 $1.9 $11.2 $6.7 $7.7 $0.4 $1.5 1Q23 2Q23 3Q23 4Q23 1Q24 (1) $10.0 Gain on sale of SBA loans Securities transactions Service charges, fees & other Gain of sale of mortgage loans Legal settlements Numbers may not add due to rounding (1) Includes $4.0 million gain on the sale - and - leaseback of bank premises 28

Noninterest Expense • Noninterest expense was $36.4 million in the first quarter, up 3.5% from the prior quarter • Noninterest expense over average assets for the first quarter was 1.94% compared with 1.87% for the prior quarter due to seasonally higher employer taxes and benefits. Continued focus on disciplined expense management. Noninterest expense / Average assets $20.6 $20.4 $20.4 $20.1 $21.6 $4.8 $1.9 $3.6 $4.5 $35.2 $34.2 $34.3 $32.8 $5.0 $3.9 $4.5 $3.2 $2.0 $1.6 $1.4 $1.3 $3.5 $3.5 $3.5 $3.3 $4.6 $4.8 $4.5 $4.4 $36.4 1.81% 1.87% 1.83% 1.87% 1.94% 4Q23 1Q24 Occupancy and equipment Professional Fees 1Q23 2Q23 3Q23 Salaries and employee benefits Data Processing All other expenses ($ in millions) 29

Pretax, Pre - Provision Income (PTPP) (1) • Pretax, pre - provision income was $21.9 million for the first quarter, down 10.8% from the prior quarter and down 34.3% from the same quarter last year • PTPP over average assets for 1Q24 was 1.17% compared with 1.31% for the prior quarter $33.4 $29.1 $27.8 $24.6 $21.9 $4.0 $33.4 $29.1 $31.8 $24.6 $21.9 1.84% 1.58% 1.70% 1.31% 1.17% 1.49% (1) 3Q23 1Q23 2Q23 Gain on sale of Bank premise 4Q23 1Q24 Pretax, pre - provision income PTPP / Average assets (1) 30 ($ in millions) (1) Refer to PTPP schedule in appendix

Asset Quality – Delinquent & Criticized Loans Delinquent loans / Total loans $47.3 $38.8 $33.1 $31.4 $23.7 $64.3 $44.6 $76.5 $65.3 $62.3 $111.6 $83.5 $109.6 $96.7 $86.0 1.87% 1.40% 1.82% 1.56% 1.39% 1Q23 2Q23 3Q23 4Q23 1Q24 Classified Special Mention Delinquent Loans (1) Criticized Loans Criticized loans / Total loans Asset quality remains strong. $7.1 $7.0 $6.9 $8.0 $8.2 $8.3 $6.7 $7.6 $15.4 $13.7 $9.5 $2.6 $10.3 $2.3 $15.8 0.26% 0.23% 0.16% 0.17% 0.26% 1Q23 2Q23 3Q23 Equipment Finance Delinquent Loans 4Q23 1Q24 All Other Delinquent Loans ($ in millions) 31 ($ in millions) (1) Represents loans 30 to 89 days past due and still accruing

$20.1 $22.2 $15.8 $15.5 $14.0 $0.1 $0.1 $0.1 $0.1 $0.1 $20.2 $22.3 $15.9 $15.6 $14.1 4Q23 1Q24 1Q23 2Q23 3Q23 Nonperforming loans Note: Numbers may not add due to rounding OREO Asset Quality – Nonperforming Assets & Nonaccrual Loans 0.27% 0.30% 0.22% 0.21% 0.19% Nonperforming assets / Total assets Nonperforming Assets (1) Nonaccrual Loans Nonperforming assets were $14.1 million at the end of the first quarter, down from $15.6 million at the end of the fourth quarter of 2023. ($ in millions) ($ in millions) (1) Nonperforming assets exclude repossessed personal property of $0.6 million, $0.8 million, $1.3 million, $1.3 million, and $1.3 million for March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023, and March 31, 2024, respectively (2) Specific allowance for credit losses at March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023, and March 31, 2024 was $6.2 million, $7.4 million, $2.9 million, $3.4 million, and $5.3 million, respectively (3) RRE includes consumer loans $2.9 $0.5 $5.3 $3.0 $3.3 $3.2 $10.0 $10.0 $4.9 $4.9 $3.9 (2) $22.2 $15.8 $15.5 $14.0 $6.9 $7.3 $7.9 $6.9 $6.7 1Q24 4Q23 3Q23 2Q23 1Q23 Equipment Finance All other CRE and C&I < $3M RRE (3) All other CRE and C&I >= $3M 32 (2) (2) $20.1 (2) (2)

Asset Quality – Gross & Net Loan Charge - offs Gross Charge - offs Net Charge - offs Net Charge - offs / Average loans Net charge - offs for the first quarter were $1.6 million. ($ in millions) ($ in millions) $1.6 $2.6 $2.8 $1.8 $2.0 $6.6 $2.2 $0.6 $2.7 $0.1 $9.4 $1.8 $2.1 $0.1 1Q23 2Q23 3Q23 Equipment Finance Charge - offs 4Q23 1Q24 All Other Loan Charge - offs Note: Numbers may not add due to rounding $2.5 $1.2 $1.6 $2.3 ($0.6) $6.4 ($6.2) $1.5 $0.4 $1.1 $1.7 $8.9 ($5.0) 4Q23 1Q24 All Other Net Charge - offs $1.6 0.10% 0.12% 0.60% - 0.33% 0.10% 1Q23 2Q23 3Q23 Equipment Finance Net Charge - offs 33

ACL Trends Allowance for credit losses was $68.3 million as of March 31, 2024, or 1.11% to total loans, compared to $69.5 million and 1.12% at the end of the prior quarter. $72.2 $71.0 $67.3 $69.5 $68.3 1.21% 1.19% 1.12% 1.12% 1.11% 1Q23 2Q23 3Q23 4Q23 1Q24 Allowance for credit losses ACL to Loans ($0.1) $2.1 $5.2 $0.2 ($2.9) 4Q23 1Q23 2Q23 3Q23 1Q24 Credit loss recovery Credit loss expense Allowance for Credit Losses Credit Loss Expense (Recovery) 34 ($ in millions) ($ in millions)

ACL Analysis by Loan Type March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 ($ in millions) Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,784.2 $ 39.2 $ 3,738.3 $ 38.4 $ 3,773.0 $ 38.9 $ 3,889.7 $ 40.2 $ 3,878.5 $ 36.4 CRE 778.1 15.3 753.5 16.0 728.8 11.2 747.8 10.3 774.9 11.8 C&I 600.2 13.4 586.4 11.9 592.7 12.3 582.2 13.7 554.0 13.7 Equipment Finance 817.9 4.3 887.0 4.7 926.3 4.9 962.7 5.3 970.4 6.2 RRE & Consumer $ 5,980.5 $ 72.2 $ 5,965.2 $ 71.0 $ 6,020.8 $ 67.3 $ 6,182.4 $ 69.5 $ 6,177.8 $ 68.3 Total Note: Numbers may not add due to rounding 35

US Agy Residential MBS - Maturity 15 Year - 72% 20 Year - 18% 30 Year - 10% Securities Portfolio The $979 million securities portfolio (all AFS, no HTM) represented 13% of assets at March 31, 2024, and had a weighted average modified duration of 4.6 years with $106 million in an unrealized loss position. Principal Paydowns ($ in millions) $101 $157 $178 $147 $120 $19 $179 $22 $196 $18 $161 $14 2025 2026 Principal Interest Unrealized Loss UST - 1% US Agy - 7% US Agy MBS - Residential 62% US Agy MBS - Commercial - 12% US Agy CMO - 9% Municipal - 9% Available for Sale UST - 9% US Agy - 13% US Agy MBS - Residential - 51% US Agy MBS - Commerical - 6% US Agy CMO - 13 % Municipal - 8% $979 Million Securities Duration < 1 Year 7% 1 to 3 Year 20% 3 to 5 Years 38% > 5 Years 35% 4.6 Years $489 Million $106 Million (1) Based on the book value 2023 Actual (3) 2024 Projection consists of $157 million principal paydown and $22 million of interest payment. 1Q24 observed $31.7 million of principal paydown and $6.3 million of interest payment Note: Numbers may not add due to rounding 36 (2) 93% constitutes CRA bonds 2024 (3) (2) (1)

Balance 256 814 % of Assets 3.4% 10.8% Cash & cash equivalents $ Securities (unpledged) Liquid assets 1,070 14.2% FHLB available borrowing capacity FRB discount window borrowing capacity Federal funds lines (unsecured) available Liquid Assets to Total Liabilities 1,334 22 115 17.8% 0.3% 1.5% Secondary liquidity sources 1,471 19.6% Bank liquidity (liquid assets + secondary liquidity) $ 2,541 33.8% Liquidity The Bank and the Company have ample liquidity resources at March 31, 2024. (1) Rate at March 31, 2024, based on 3 - month SOFR + 166 bps (2) Issued in August 2021 and due in July 2031. Commencing on September 1, 2026, the interest rate will reset quarterly to the three - month SOFR + 310 bps Liquidity Position ($ in millions) 16.5% 15.5% 14.6% 14.9% 14.4% 19.7% 18.0% 16.2% 16.6% 16.8% 18.4% 17.3% 17.0% 17.9% 16.1% 1.3% 1.3% 1.2% 0.9% 0.7% 1Q23 2Q23 3Q23 4Q23 1Q24 Liquid Assets to Total Assets Liquid Assets to Deposits Broker Deposits to Deposits Liquidity Ratios 37 Par Amortized Cost 2036 Trust Preferred Securitites $ 27 $ 22 Rate 6.99% (1) (2) 3.75% 108 110 2031 Subordinated Debt $ 130 $ 137 Company only Subordinated Debentures ($ in millions) Cash & Securities at Company only ($ in millions) Balance Cash $ 7 Securities (AFS) 34 $ 41

(1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides (2) Rate at the end of the quarter Capital Management Tangible book value per share (TBVPS) (1) increased to $ 22 . 86 from $ 22 . 75 at the end of the prior quarter . The increase reflects $ 7 . 5 million of net income, net of cash dividends paid, offset by a $ 3 . 4 million increase in unrealized after - tax losses on AFS securities, $ 1 . 6 million increase in unrealized after - tax losses on cash flow hedges, and $ 1 . 6 million of stock repurchases . 3.57% 4.16% 4.61% 3.85% 4.21% ($79.1) ($84.6) ($99.4) ($71.9) ($76.9) 1Q23 2Q23 3Q23 4Q23 1Q24 AOCI $21.30 $21.56 $21.45 $22.75 $22.86 8.77% 8.96% 8.89% 9.14% 9.23% 1Q23 2Q23 3Q23 4Q23 1Q24 (1) TBVPS TBVPS (1) & TCE/TA (1) AOCI & 5 - YR TSY 5 - YR TSY (2) TCE / TA ($ in millions) (1) 38

Regulatory Capital The Company exceeds regulatory minimums and the Bank remains well capitalized at March 31, 2024. 8.00% 6.00% 4.50% 2.50% 2.50% 2.50% 15.20% 12.40% 12.05% 14.04% 11.23% 10.88% 10.50% 8.50% 7.00% Minimum Requirement Company Capital Conservation Buffer (1) Pro Forma 10.00% 8.00% 6.50% 14.50% 13.44% 13.44% 13.34% 12.28% 12.28% Well Capitalized Bank Pro Forma 39 CET1 Capital Tier 1 Capital Total Capital Company Bank CET1 Capital Tier 1 Capital Total Capital (1) Pro forma illustrates capital ratios with unrealized loses at March 31, 2024. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide (1)

The Hanmi Story & Corporate Sustainability Established in 1982 in Los Angeles, Hanmi Bank was originally founded to serve the underserved immigrant community in Koreatown. From our humble beginnings as the first Korean - American bank, Hanmi Bank has grown to embrace and support the dreams of all Americans. “Our dedication to effectively serve our customers and the communities we operate in helps us deliver attractive returns on your investment.” Bonnie Lee, President and Chief Executive Officer 2022: Hanmi Financial Corporation received highest ISS ESG designation in Governance Top: Foundations of Hanmi (1982). Bottom: New Corporate Headquarter (2021) Source: 2023 Hanmi ESG Report (published April 2023) 40 2022: Hanmi Bank recognized among the Top 10 in two categories by Bank Director #3 in $5B - $50B asset category #6 in 2022 list of Top 25 Banks

The board recognizes that sustainability broadly encompasses corporate activities that enhance the long - term value of the Company. Corporate Sustainability (1 of 3) Donated 40 solar panels to the Koreatown Senior and Community Center in Los Angeles. Source: 2023 Hanmi ESG Report (published April 2023) 41 Sustainability Enterprise Risk Management Committee (ERMC) In 2021, Hanmi Financial Corporation moved its headquarters to the Wilshire Grand Center, a LEED certified space furthering environmentally sustainable practices in Downtown Los Angeles. • The Bank’s Enterprise Risk Management Committee (ERMC) is a forum for management to engage in a collaborative discussion on the evolving risk positions of the bank, emerging risks, control gaps and mitigation strategies • The ERMC reviews ten risk pillars, including credit risk, in which management has begun discussions regarding climate risk to our loan portfolio

Corporate Sustainability (2 of 3)

As a community bank, we are an equal opportunity employer and we are proud to work with our communities to build a stronger future for all of our stakeholders.

Fostering Human Capital

- **68%** Female Workforce
- **91%** Ethnically Diverse Workforce
- **60%** Female Managers
- **13%** Workforce promotions via Annual Review
- **43%** Current staff have been with us at least 5 years

Hanmi Bank Dream Scholarship[1]

- Provided Almost **$1M** in Scholarships
- Assisting **426** at-risk Students
- Across **12** States

Serving Our Communities

$7.5M	Long-term commitment to a Community Reinvestment Act fund
289	Small business and community development loans
$380M	Originated for small businesses and community development
$300K+	Donated to non-profit partners

Financial Wellness

Partnered with HoneyBee to provide financial wellness programs and Choice Checking account to meet the needs of the unbanked and underbanked.

HoneyBee®

(1) Launched in 2016, the Hanmi Bank Dream Scholarship for At-Risk Youth Program provides educational support to at-risk students

Source: 2023 Hanmi ESG Report (published April 2023)

Hanmi Financial Corporation

42

Governance and management of environmental and social impact create long - term value for our stakeholders. Corporate Sustainability (3 of 3) Source: 2023 Proxy Statement, 2023 Hanmi ESG Report (published April 2023) Oversight Diverse Board Members Our Board Shareholder Engagement • Annual shareholder engagement program to discuss executive compensation and governance practices • Ethics Hotline that allows for confidential reporting of any suspected concerns or improper conduct The NCG Committee believes the Board should encompass a broad range of talent, skill, knowledge, experience, diversity, and expertise. Hanmi is committed to sound corporate governance principles and maintains formal Corporate Governance Guidelines and a Code of Business Conduct and Ethics for employees, executive officers, and directors. 70% Board Members Ethnically Diverse 43 30% Board Members Female 90% Board Members Independent Nominating and Corporate Governance (NCG) Committee NCG Committee identifies individuals qualified to become directors, and has oversight over corporate governance principles applicable to Hanmi. ESG sub - committee, within NCG Committee, has the primary oversight of corporate citizenship and ESG - related matters. The NCG Committee held 4 meetings in 2022. Risk, Compliance and Planning (RCP) Committee The RCP Committee provides oversight of the enterprise risk management framework, and also oversees the strategic planning and the budgetary function. The RCP Committee held 8 meetings in 2022. Audit Committee The Audit Committee is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and our audit process and policies. The Audit Committee held 12 meetings in 2022. Compensation and Human Resources (CHR) Committee The CHR Committee oversees the compensation of Hanmi’s executive officers and administers Hanmi’s compensation plans . The CHR Committee held 9 meetings in 2022 .

Appendix 44

Risk Management

CRE Concentration

Hanmi has not exceeded the supervisory criteria to be considered to have CRE concentration risk under regulatory guidance(1); however, Hanmi's risk management practices address the six elements of regulatory guidance(2)



396%
376%
369%
369%
357%
343%
300%
50%
38%
14%
13%
14%
18%
14%
2018
2019
2020
2021
2022
2023
NOO CRE 3-Year Growth Rate
NOO CRE Loans to Tier 1 Capital and Allowable Allowance

Liquidity Stress Test

Hanmi's risk management practices include comprehensive contingency funding plans intended to plan for funding needs in scenarios of liquidity shortfall. Management performs the test quarterly. The recent stress test indicates that the Bank could withstand a severe stress(3) scenario and remain above policy minimums



21.8%
28.8%
0.9%
28.4%
Month 1
Month 12
Funds Available (% of Assets)(3)
Stress Assumption(3)
Relief Assumption(3)
Month 1: Stress test begins; Month 12: Stress test ends

Capital Stress Test

Hanmi is not required to perform a capital stress test; however, Hanmi's risk management practices include an annual capital stress test for the Company and the Bank using applicable CCAR assumptions(4)



14.49%
14.40%
8.00%
11.71%
11.40%
6.00%
11.37%
11.10%
4.50%
10.07%
9.90%
4.00%
Total Risk-based Capital
Tier 1 Capital
CET 1 Capital
Tier 1 Leverage
Company
Severely Adverse Case (+2 Years)(4)
Adequately Capitalized (CCAR/DFAST)

(1) Source: FDIC Financial Institution Letters (FIL-64-2023), as of December 18, 2023; also total ADC (Acquisition, Development, and Construction) loans are well below 100% of Bank's total capital for all periods presented

(2) Six elements of regulatory guidance – (1) maintain strong capital levels, (2) ensure that credit loss allowances are appropriate, (3) manage construction and development (C&D) and CRE loan portfolios closely, (4) maintain updated financial and analytical information, (5) bolster the loan workout infrastructure, (6) maintain adequate liquidity and diverse funding sources

(3) Liquidity stress test based on deposits at December 31, 2023. Severe stress scenario makes the following stress assumptions: (a) 25% deposit outflow over 12 months, (b) Bank unable to replace wholesale deposits, and (c) federal fund lines cut off, and the following relief assumptions: (a) loan-and-securities based FHLB capacity adjusted down for increased haircut, and (b) Bank's assets (loans) are sold to abate the liquidity crisis. Under "Stress Assumption", funds available represent cash, securities, and borrowing capacity from FHLB. Under "Relief Assumption", funds available represent funds under "Stress Assumption" and cash proceeds from loans sale

(4) Capital ratios at December 31, 2022 for the Company. 2023 CCAR makes the following assumptions: (a) trough real GDP growth declining by 12.5%, (b) peak unemployment rate reaching 0.0%, (c) housing prices declining by 37.9%, and (d) CRE valuations declining by 40.0%

Hanmi Financial Corporation

45

1Q24 Financial Summary

($ in millions, except EPS)	March 31, 2024	December 31, 2023	March 31, 2023	Change[1] Q/Q	Y/Y
Income Statement Summary					
Net interest income	$ 50.7	$ 53.1	$ 57.9	-4.7%	-12.4%
Noninterest income	7.7	6.7	8.3	15.8%	-7.2%
Operating revenue	58.4	59.8	66.2	-2.4%	-11.8%
Noninterest expense	36.4	35.2	32.8	3.5%	11.1%
Credit loss (recovery) expense	0.2	(2.9)	2.1	-107.9%	-89.4%
Pretax income	21.7	27.5	31.3	-21.0%	-30.5%
Income tax expense	6.6	8.8	9.3	-25.9%	-29.4%
Net income	**$ 15.2**	**$ 18.6**	**$ 22.0**	**-18.6%**	**-31.0%**
EPS-Diluted	**$ 0.50**	**$ 0.61**	**$ 0.72**		
Selected balance sheet items					
Loans receivable	$ 6,178	$ 6,182	$ 5,980	-0.1%	3.3%
Deposits	6,376	6,281	6,201	1.5%	2.8%
Total assets	7,512	7,570	7,434	-0.8%	1.0%
Stockholders' equity	$ 703	$ 702	$ 662	0.2%	6.2%
Profitability Metrics					
Return on average assets	0.81%	0.99%	1.21%	(18)	(40)
Return on average equity	7.90%	9.70%	12.19%	(180)	(429)
TCE/TA[2]	9.23%	9.14%	8.77%	9	46
Net interest margin	2.78%	2.92%	3.28%	(14)	(50)
Efficiency ratio	62.42%	58.86%	49.54%	356	1,288

Note: numbers may not add due to rounding
(1) Percentage change calculated from dollars in thousands; change in basis points for profitability metrics
(2) Non-GAAP financial measure, refer to the non-GAAP reconciliation slide

Hanmi Financial Corporation
46

Pretax, Pre - Provision Income (PTPP) Schedule Note: numbers may not add due to rounding March 31, 2024 June 30, 2023 March 31, 2023 7,559.5 $ September 30, 2023 $ 7,434.7 $ 7,367.2 7,382.0 $ $ 55.4 $ December 31, 2023 $ 7,475.2 50.7 $ 53.1 $ 7.7 6.7 54.9 $ 11.2 7.9 57.9 8.3 36.4 $ 21.9 35.2 $ 24.6 34.2 $ 31.8 34.3 $ 29.1 32.8 $ 33.4 $ 7.7 $ 6.7 $ 11.2 - - (4.0) $ 7.7 $ 6.7 $ 7.2 $ 7.9 $ 8.3 - - $ 7.9 $ 8.3 $ 21.9 - $ 21.9 $ 24.6 - $ 24.6 $ 31.8 (4.0) $ 27.8 $ 29.1 - $ 29.1 $ 33.4 - $ 33.4 1.31% 1.58% ($ in millions) Average assets Net interest revenue Noninterest income Noninterest expense PTPP Noninterest income less gain on a branch sale - and - leaseback Adjusted noninterest income PTPP less gain on a branch sale - and - leaseback Adjusted PTPP PTPP/Average assets Adjusted PTPP/Average assets 1.17% 1.17% 1.31% 1.70% 1.49% 1.58% 1.84% 1.84% 47

Non - GAAP Reconciliation: Tangible Common Equity to Tangible Asset Ratio 48 (1) There were no preferred shares outstanding at the periods indicated March 31, June 30, September 30, December 31, March 31, 2023 2023 2023 2023 2024 Hanmi Financial Corporation $ 7,434,130 $ 7,344,924 $ 7,350,140 $ 7,570,341 $ 7,512,046 Assets (11,193) (11,162) (11,131) (11,099) (11,074) Less goodwill and other intangible assets $ 7,422,937 $ 7,333,762 $ 7,339,009 $ 7,559,242 $ 7,500,972 Tangible assets $ 662,165 $ 668,560 $ 663,359 $ 701,891 $ 703,100 Stockholders' equity (1) (11,193) (11,162) (11,131) (11,099) (11,074) Less goodwill and other intangible assets $ 650,972 $ 657,398 $ 652,228 $ 690,792 $ 692,026 Tangible stockholders' equity (1) 8.91% 9.10% 9.03% 9.27% 9.36% Stockholders' equity to assets 8.77% 8.96% 8.89% 9.14% 9.23% Tangible common equity to tangible assets (1) 30,555,287 30,485,788 30,410,582 30,368,655 30,276,358 Common shares outstanding $ 21.30 $ 21.56 $ 21.45 $ 22.75 $ 22.86 Tangible common equity per common share ($ in thousands, except per share data)

Non - GAAP Reconciliation: Pro Forma Regulatory Capital 49 Note: numbers may not add due to rounding Bank Company ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $ 914,061 $ 847,409 $ 847,409 $ 958,173 $ 781,521 $ 759,752 Regulatory capital (75,470) (75,470) (75,470) (75,537) (75,537) (75,537) Unrealized losses on AFS securities $ 838,591 $ 771,939 $ 771,939 $ 882,636 $ 705,984 $ 684,215 Adjusted regulatory capital $ 6,304,153 $ 6,304,153 $ 6,304,153 $ 6,303,891 $ 6,303,891 $ 6,303,891 Risk weighted assets (17,823) (17,823) (17,823) (17,212) (17,212) (17,212) Risk weighted assets impact of unrealized losses on AFS securities $ 6,286,330 $ 6,286,330 $ 6,286,330 $ 6,286,679 $ 6,286,679 $ 6,286,679 Adjusted Risk weighted assets 14.50% 13.44% 13.44% 15.20% 12.40% 12.05% Regulatory capital ratio as reported - 1.16% - 1.16% - 1.16% - 1.16% - 1.17% - 1.17% Impact of unrealized losses on AFS securities 13.34% 12.28% 12.28% 14.04% 11.23% 10.88% Pro forma regulatory capital ratio